UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2023

ALKAMI TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware     001-40321     45-3060776
(State or Other Jurisdiction of Incorporation) (Commission File Number)     (I.R.S. Employer Identification Number)

5601 Granite Parkway, Suite 120, Plano, TX 75024
(Address of Principal Executive Offices) (Zip Code)
(877) 725-5264
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 5, 2023 (the “Effective Date”), Alkami Technology, Inc. (the “Company) entered into a Sixth Amendment (the “Sixth Amendment”) to the Amended and Restated Office Lease (the “Lease”) with Granite Park NM/GP III, LP (the “Landlord”).

The Sixth Amendment, among other things, (i) reduces the leased space of the Company’s corporate headquarters in Plano, Texas from approximately 125,468 square feet to 83,939 square feet in accordance with the terms of the Lease, effective December 31, 2023, (ii) extends the term of the Lease for a period of 60 months, commencing September 1, 2028 (the “Extended Term Commencement Date”) and continuing through and including August 31, 2033, (iii) provides that beginning January 1, 2024 the Company will pay fixed monthly payments (in addition to its proportionate share of the Building’s operating and electrical expenses) equal to $206,350.04 for January 1, 2024 through July 31, 2024, $209,847.50 for August 1, 2024 through July 31, 2025, $213,344.96 for August 1, 2025 through July 31, 2026, $216,842.42 for August 1, 2026 through July 31, 2027, and $220,339.80 for August 1, 2027 through August 31, 2028, (iv) upon the Extended Term Commencement Date the Company will pay fixed monthly payments (in addition to its proportionate share of the Building’s operating and electrical expenses) equal to $253,565.73 for September 1, 2028 through August 31, 2029, $259,931.10 for September 1, 2029 through August 31, 2030, $266,436.38 for September 1, 2030 through August 31, 2031, $273,081.55 for September 1, 2031 through August 31, 2032, and $279,936.57 for September 1, 2032 through August 31, 2033, (v) confirms that the Finish Allowance of $384,986.25 remains available for use by the Company, and (vi) establishes that within thirty (30) days after the Effective Date, the Company shall obtain and deliver to Landlord a replacement Letter of Credit issued by First Citizen’s Bank in the amount of $283,333.33, having an expiration date of August 31, 2033 and otherwise satisfying the requirements of Section 3.2 of the Lease.

Except as amended by the Sixth Amendment, the remaining terms of the Lease remain in full force and effect. The material terms of the Lease are described in the Company’s Registration Statement on Form S-1/A filed with the Securities and Exchange Commission on April 12, 2021.

The foregoing description of the Sixth Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the full and complete terms of the Sixth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Sixth Amendment to Amended and Restated Office Lease, dated as of September 5, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alkami Technology, Inc.

Date:	September 6, 2023	By:	/s/ W. Bryan Hill
W. Bryan Hill
Chief Financial Officer